UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2022

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SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	001-14854 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8.	Other Events

Item 8.01.	Other Events

On March 1, 2022, Salisbury Bancorp, Inc. (“Salisbury”), the holding company for Salisbury Bank and Trust Company (the “Bank”) issued a press release that the Board has approved and will recommend to shareholders an amendment to Salisbury’s Certificate of Incorporation to increase Salisbury’s authorized shares of Common Stock from 5,000,000 to 10,000,000 shares, subject to shareholder approval (the “Certificate of Amendment Proposal”). Additionally, the Board approved, subject to shareholder approval of the Certificate of Amendment Proposal, a two for one forward split of the shares of the Company’s Common Stock as a means of enhancing the liquidity and marketability of the Company’s securities in the best interests of shareholders.

Such stock split cannot be implemented unless shareholders approve the Certificate of Amendment Proposal and Salisbury’s Certificate of Incorporation is subsequently amended to increase the number of authorized shares of Salisbury’s Common Stock. The Certificate of Amendment Proposal requires the approval of a majority vote of the shares represented at a duly called and noticed meeting of shareholders at which a quorum is present. Salisbury will seek shareholder approval of the Certificate of Amendment Proposal at Salisbury’s Annual Meeting of Shareholders to be held on May 18, 2022.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information about the Certificate of Amendment Proposal

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to Salisbury’s shareholders at its annual meeting seeking approval of an amendment to the Certificate of Incorporation (the “Certificate of Amendment Proposal”). In connection with Salisbury’s annual meeting of shareholders, Salisbury plans to file a preliminary proxy statement on Schedule 14A with the SEC. Shareholders are urged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including the definitive proxy statement, because they will contain important information about the annual meeting, including information regarding the Certificate of Amendment Proposal.

Salisbury makes available free of charge on its website (salisburybank.com) under shareholder relations a link to its reports filed or furnished with the SEC as soon as practicable after such reports are electronically filed with or furnished to the SEC. Such reports, including the proxy materials pertaining to Salisbury’s 2022 annual meeting of shareholders, when available, can be obtained on Salisbury’s website or on the SEC’s website at www.sec.gov. Information about accessing company filings can be obtained by calling 1-800-SEC-0330. Information on Salisbury’s website is not incorporated by reference into this report. Investors are encouraged to access these reports and the other information about Salisbury’s business and operations on its website. Copies of these filings may also be obtained from Salisbury free of charge upon request.

Forward-Looking Statements

This report may contain statements relating to Salisbury’s and the Bank’s future results that are considered “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management as well as the assumptions and estimates made by management using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions, including among others: changes in market interest rates and general and regional economic conditions; changes in laws and regulations; changes in accounting principles; and the quality or composition of the loan and investment portfolios, technological changes and cybersecurity matters, and other factors that may be described in Salisbury’s quarterly reports on Form 10-Q and its annual report on Form 10-K, which are available at the Securities and Exchange Commission’s website (www.sec.gov) and to which reference is hereby made. Forward-looking statements made by Salisbury in this Form 8-K speak only as of the date they are made. Events or other facts that could cause Salisbury’s actual results to differ may arise from time to time and Salisbury cannot predict all such events and factors. Salisbury undertakes no obligation to publicly update any forward-looking statement unless as may be required by law.

Item 9.01.	Financial Statement and Exhibits.

(a)	N/A
(b)	N/A
(c)	N/A
(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated March 1, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: March 1, 2022	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer